Exhibit 99.2
10x Genomics Announces Senior Leadership Changes
PLEASANTON, Calif., August 8, 2024 – 10x Genomics, Inc. (Nasdaq: TXG), a leader in single cell and spatial biology, announced today several changes to its executive team.
•Mennah Moustafa has been named Chief Commercial Officer, effective August 1. In this role, Moustafa will be responsible for driving commercial strategy and execution and leading the company’s sales, support and marketing functions.
•Justin McAnear, Chief Financial Officer, will resign from the company, effective August 30, to join a private company.
•Adam Taich has been appointed Chief Financial Officer, effective August 12. Taich will be responsible for leading the company’s financial team and strategy.
“For the past two years, we’ve been intentionally evolving the company to continue to drive strong growth at scale, with across-the-board advances in how we innovate, operate and go-to-market,” said Serge Saxonov, CEO and Co-founder. “The changes we’re announcing today, along with the recent additions of Alan Mateo and Sarah Teichmann to our Board of Directors, are another step forward with these efforts. While we are sad to see Justin moving on, we are excited to attract such talented and seasoned leaders to help us execute our strategy, deliver the full promise of single cell and spatial biology and capture the incredible opportunity ahead.

“Justin has been a fantastic leader, a valued partner and a trusted friend. He helped to take 10x public, scaled the company and built a strong financial profile that has generated tremendous revenue growth and positive cash flow. As a result, we believe we are in a strong financial position and well set up for the future. On behalf of the Board and everyone at 10x, I want to thank Justin for his immeasurable contributions and wish him the best of luck in his new role.

“With Justin’s departure, I’m very excited to welcome Adam to 10x as our Chief Financial Officer. Adam is a seasoned executive and strategic finance leader who has held many leadership roles across functions in both large and small high growth companies. He brings a unique set of industry, strategic and operational perspectives to the role and to our senior team.

“Finally, throughout our extensive search process, Mennah distinguished herself and emerged as the best candidate to lead our commercial function in this next phase. She has done an exceptional job as our interim CCO, building a strong leadership team, setting a clear vision for our commercial strategy and rapidly implementing foundational processes to better enable the success of our customers and our company. I couldn’t be more excited to have Mennah at the helm as we work together to build a premier commercial organization that delivers superior execution and superior results.”

McAnear said, “It's been an honor to be part of the 10x team over the past six years. I'm extremely proud of how much we have accomplished and how much we have grown – from a single product company to a scaled organization with three leading platforms across single cell and spatial biology. I firmly believe 10x will continue to lead and has a very bright future ahead.”
Added Moustafa, “I couldn’t be more excited to be working alongside such a talented team as we continue to build a high-performance commercial organization, strengthen our commercial machinery and scale into the future. I see a huge opportunity to advance the field, and the entire commercial team is motivated and rallied to pursue widespread adoption of 10x technologies so we can advance our mission and accelerate the mastery of biology.”
Taich said, “I’ve always believed 10x is one of the most exciting companies in the industry, and I’m thrilled to work with this talented team to drive the next phase of growth and advance the company’s mission. I’ve spent my entire career in the life sciences tools sector in both operating and finance leadership roles. I’m energized by the incredible potential of single cell and spatial biology to transform human health.”

About Mennah Moustafa
With more than two decades of commercial and business development experience, Moustafa is an accomplished leader with a proven track record of driving commercial success and building high-performance teams in the biotechnology and life sciences industry. Moustafa joined 10x Genomics in April 2022 as Senior Vice President of Commercial Operations and has served as the company’s interim Chief Commercial Officer since January 2024.

Prior to joining 10x Genomics, Moustafa served as Abcam’s Head of Commercial for the Americas before leading Business Development and later the Customer Experience Journey. She previously served as Vice President and Head of Business Development at Science Exchange and also held positions of increasing responsibility during her 10 years at Sigma-Aldrich, culminating as Director of Strategic Sales. Moustafa holds a bachelor’s degree in Neuroscience from the University of Minnesota.

About Adam Taich
Taich joins 10x Genomics from Standard BioTools Inc., where he was Chief Strategy Officer. He previously served as interim Chief Executive Officer of SomaLogic, Inc., a proteomics company. At SomaLogic, he previously held roles as Chief Business Officer and EVP of Life Sciences.

Earlier, Taich held a number of senior roles spanning finance, strategy and general management over a nearly 20-year career at Thermo Fisher Scientific, a global supplier of scientific instrumentation, reagents and software services. He spent the first 10 years of his time at Thermo Fisher in finance leadership roles and then transitioned into general management of scaled businesses. Prior to joining Thermo Fisher, he worked in investment banking. Taich holds a bachelor’s degree in Political Science and Russian from Miami University in Oxford, Ohio.

About 10x Genomics
10x Genomics is a life science technology company building products to accelerate the mastery of biology and advance human health. Our integrated solutions include instruments, consumables and software for single cell and spatial biology, which help academic and translational researchers and biopharmaceutical companies understand biological systems at a resolution and scale that matches the complexity of biology. Our products are behind breakthroughs in oncology, immunology, neuroscience and more, fueling powerful discoveries that are transforming the world's understanding of health and disease. To learn more, visit 10xgenomics.com or connect with us on LinkedIn or X (Twitter).

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which fall under the "safe harbor" provisions of those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," “see,” "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," “deliver,” "potential" or "continue" or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding 10x Genomics, Inc.'s expectations of size and growth of the opportunity ahead, the potential of single cell and spatial biology, financial prospects, commercial potential, organizations, operations, results and performance. These statements are based on management's current expectations, forecasts, beliefs, assumptions and information currently available to management, and actual outcomes and results could differ materially from these statements due to a number of factors. Other risks and uncertainties that could affect 10x Genomics' financial and operating results and cause actual results to differ materially from those suggested by the forward-looking statements made in this press release include those discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents 10x Genomics files with the Securities and Exchange Commission (the "SEC") from time to time. Although 10x Genomics believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance, usage and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to 10x Genomics as of the date hereof, and 10x Genomics disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing 10x Genomics' views as of any date subsequent to the date of this press release.
Disclosure Information
10x Genomics uses filings with the Securities and Exchange Commission, our website (www.10xgenomics.com), press releases, public conference calls, public webcasts and our social media accounts as means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

Contacts
Investors: investors@10xgenomics.com
Media: media@10xgenomics.com
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